UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 2005

                        Franklin Street Properties Corp.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Maryland                     0-32615                04-3578653
--------------------------------------------------------------------------------
     (State or Other Juris-            (Commission            (IRS Employer
    diction of Incorporation          File Number)         Identification No.)


    401 Edgewater Place, Suite 200,
        Wakefield, Massachusetts                       01880-6210
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (781) 557-1300


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 28, 2005, Franklin Street Properties Corp. (the "Registrant") amended its Bylaws to provide that the directors of the Registrant may take action by electronic transmission (in addition to by written consent).

Article III, Section 9 (Action by Directors Without a Meeting) previously read as follows:

      "Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent in writing to such action is signed by each director and such written consent is filed with the minutes of proceedings of the Board of Directors. Consents may be signed by different directors on separate counterparts."

and has been amended to read as follows:

      "Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if a consent which sets forth the action is given in writing or by electronic transmission by each member of the board and such consent is filed in paper or electronic form with the minutes of proceedings of the Board of Directors. Consents may be signed by different directors on separate counterparts."


Article IV, Section 5 (Action by Committees Without a Meeting) previously read as follows:

      "Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting if a consent in writing to such action is signed by each member of the committee and such written consent is filled with the minutes of proceedings of such committee."

and has been amended to read as follows:

      "Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting if a consent which sets forth the action is given in writing or by electronic transmission by each member of the committee and such consent is filed in paper or electronic form with the minutes of proceedings of such committee. Consents may be signed by different directors on separate counterparts."


Item 9.01.  Financial Statements and Exhibits

      (d)   Exhibits

            See Exhibit Index attached hereto.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FRANKLIN STREET PROPERTIES CORP.

Date:  October 28, 2005                  By:  /s/ George J. Carter
                                              ---------------------------------
                                              President and Chief Executive
                                              Officer

                                  EXHIBIT INDEX

Exhibit No.                   Description
-----------                   -----------

3.1                           Amended and Restated Bylaws of the Registrant.